Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:
                                                     Pool 1           Pool 2
                                                     ------           ------
          (a)  Principal  .....................$     354,478.31 $     252,523.19
          (b)  Interest  ......................$   3,215,714.91 $   2,237,368.37
          (c)  Total  .........................$   3,570,193.22 $   2,489,891.56

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  .....................$     354,478.31  $    252,523.19
          (b)  Interest  ......................$   3,114,100.12  $  2,166,389.03
          (c)  Total  .........................$   3,468,578.43  $  2,418,912.22

     3.   Aggregate  Principal  Prepayments  in part received and applied in the
          applicable Prepayment Period:........$     102,815.19  $    281,384.58

     4. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:

          (a)  Principal  .....................$   4,304,944.26  $  1,658,129.49
          (b)  Interest  ......................$      25,603.45  $      9,146.77
          (c)  Total  .........................$   4,330,547.71  $  1,667,276.26

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     5.   Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:
                                                     Pool 1           Pool 2
                                                     ------           ------
          (a)  Principal  .....................$           0.00  $          0.00
          (b)  Interest  ......................$           0.00  $          0.00
          (c)  Total  .........................$           0.00  $          0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  .....................$           0.00  $          0.00
          (b)  Interest  ......................$           0.00  $          0.00
          (c)  Total  .........................$           0.00  $          0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  .....................$           0.00  $          0.00
          (b)  Interest  ......................$           0.00  $          0.00
          (c)  Total  .........................$           0.00  $          0.00

     8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

          (a)  Principal  .....................$           0.00  $          0.00
          (b)  Interest  ......................$           0.00  $          0.00
          (c)  Total  .........................$           0.00  $          0.00

     9.   Pool Scheduled Principal Balance:....$ 346,109,617.47  $491,319,257.85

     10.  Available Funds:  ...................$   7,901,941.33  $  4,367,573.06

     11.  Realized Losses for Prior Month:  ...$           0.00  $          0.00

     12.  Aggregrate Realized Losses and Debt Service Reductions:

          (a) Deficient Valuations  ...........$           0.00  $          0.00
          (b) Special Hazard Losses  ..........$           0.00  $          0.00
          (c) Fraud Losses  ...................$           0.00  $          0.00
          (d) Excess Bankruptcy Losses  .......$           0.00  $          0.00
          (e) Excess Special Hazard Losses  ...$           0.00  $          0.00
          (f) Excess Fraud Losses  ....... ....$           0.00  $          0.00
          (g) Debt Service Reductions .........$           0.00  $          0.00

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     13.  Compensating Interest Payment:  .....$       2,754.95  $      2,845.25

     14.    Accrued  Certificate   Interest,   unpaid  Class  Interest
            Shortfalls and Pay-out Rate:

     Class 1-A1.....$    112,478.87     $      0.00                 6.74999977%
     Class 1-A2.....$     91,068.75     $      0.00                 6.75000000%
     Class 1-A3.....$    104,366.25     $      0.00                 6.75000000%
     Class 1-A4.....$     79,689.38     $      0.00                 6.75000042%
     Class 1-A5.....$     76,185.00     $      0.00                 6.75000000%
     Class 1-A6.....$    444,031.29     $      0.00                 6.99999995%
     Class 1-A7.....$          0.00     $      0.00                 0.00000000%
     Class 1-A8.....$     34,505.63     $      0.00                 7.00000003%
     Class 1-A9.....$    208,936.30     $      0.00                 6.99999999%
     Class 1-A10....$     44,010.52     $      0.00                 7.00000000%
     Class 1-A11....$    135,872.57     $      0.00                 2.28363370%
     Class 1-A12....$    121,019.56     $      0.00                 7.24999990%
     Class 1-A13....$    387,637.34     $      0.00                 7.25000003%
     Class 1-A14....$    254,530.30     $      0.00                 7.25000008%
     Class 1-A15....$    162,097.92     $      0.00                 7.25000015%
     Class 1-A16....$    100,170.83     $      0.00                 7.24999976%
     Class 1-A17....$    121,926.87     $      0.00                 7.24999970%
     Class 1-PO.....$          0.00     $      0.00                 0.00000000%
     Class 1-S......$    142,643.75     $      0.00                 0.34703000%
     Class 1-M......$     46,898.48     $      0.00                 7.25000059%
     Class 1-B1.....$     28,744.03     $      0.00                 7.24999935%
     Class 1-B2.....$     22,691.55     $      0.00                 7.25000156%
     Class 1-B3.....$     15,126.69     $      0.00                 7.24999974%
     Class 1-B4.....$      4,538.31     $      0.00                 7.25000156%
     Class 1-B5.....$     10,597.10     $      0.00                 7.25005323%
     Class 1-R......$          0.00     $      0.00                 0.00000000%
     Class 1-RL.....$          0.00     $      0.00                 0.00000000%
     Class 2-A1.....$    204,451.99     $      0.00                 7.00000003%
     Class 2-A2.....$    102,225.99     $      0.00                 6.99999968%
     Class 2-A3.....$    468,885.02     $      0.00                 6.99999995%
     Class 2-A4.....$    123,410.00     $      0.00                 7.00000000%
     Class 2-A5.....$     58,496.67     $      0.00                 7.00000040%
     Class 2-A6.....$    116,666.67     $      0.00                 7.00000020%
     Class 2-A7.....$    631,340.18     $      0.00                 6.99999995%
     Class 2-A8.....$     65,566.67     $      0.00                 7.00000036%
     Class 2-A9.....$     84,939.17     $      0.00                 7.00000027%
     Class 2-A10....$     87,838.33     $      0.00                 6.99999973%
     Class 2-S......$    144,821.63     $      0.00                 0.51485696%
     Class 2-PO.....$          0.00     $      0.00                 0.00000000%
     Class 2-M......$     31,690.23     $      0.00                 6.99999929%
     Class 2-B1.....$     19,422.76     $      0.00                 6.99999853%
     Class 2-B2.....$     15,333.65     $      0.00                 7.00001929%
     Class 2-B3.....$     10,221.47     $      0.00                 7.00002489%
     Class 2-B4.....$      3,066.18     $      0.00                 7.00009438%
     Class 2-B5.....$      7,159.19     $      0.00                 7.00004280%

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     15.  Principal Distribution Amount:

     Class 1-A1.....$       297,866.94     Class 2-A1.....$        25,409.07
     Class 1-A2.....$             0.00     Class 2-A2.....$        12,704.54
     Class 1-A3.....$             0.00     Class 2-A3.....$     1,065,109.46
     Class 1-A4.....$             0.00     Class 2-A4.....$             0.00
     Class 1-A5.....$             0.00     Class 2-A5.....$             0.00
     Class 1-A6.....$       575,889.30     Class 2-A6.....$             0.00
     Class 1-A7.....$     2,171,548.93     Class 2-A7.....$     1,077,814.00
     Class 1-A8.....$        60,136.98     Class 2-A8.....$             0.00
     Class 1-A9.....$        25,593.69     Class 2-A9.....$             0.00
     Class 1-A10....$         5,391.08     Class 2-A10....$             0.00
     Class 1-A11....$       101,721.88     Class 2-PO.....$           201.18
     Class 1-A12....$        14,313.13     Class 2-M......$         3,938.43
     Class 1-A13....$     1,748,903.31     Class 2-B1.....$         2,413.84
     Class 1-A14....$       135,584.62     Class 2-B2.....$         1,905.64
     Class 1-A15....$             0.00     Class 2-B3.....$         1,270.31
     Class 1-A16....$             0.00     Class 2-B4.....$           381.06
     Class 1-A17....$             0.00     Class 2-B5.....$           889.73
     Class 1-PO.....$            14.98
     Class 1-M......$         5,546.74
     Class 1-B1.....$         3,399.59
     Class 1-B2.....$         2,683.76
     Class 1-B3.....$         1,789.05
     Class 1-B4.....$           536.75
     Class 1-B5.....$         1,253.31
     Class 1-R......$             0.00
     Class 1-RL.....$             0.00

     16.  Accrual Amount:

    Class 1-A7 .............       $       32,795.04
    Class 1-A11C............       $      307,332.38
    Class 1-A11D............       $       49,808.86

     17.  Additional  Distributions  to the  Class  R  Certificate  pursuant  to
          Section 4.01 (c):........................  $               0.00

     18.  Additional  Distributions  to the  Class RL  Certificate  pursuant  to
          Section 2.05 (d):........................  $               0.00

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     19.  Distribution Allocable to Unanticipated Recoveries:

     Class 1-A1       $     0.00      Class 2-A1       $      0.00
     Class 1-A2       $     0.00      Class 2-A2       $      0.00
     Class 1-A3       $     0.00      Class 2-A3       $      0.00
     Class 1-A4       $     0.00      Class 2-A4       $      0.00
     Class 1-A5       $     0.00      Class 2-A5       $      0.00
     Class 1-A6       $     0.00      Class 2-A6       $      0.00
     Class 1-A7       $     0.00      Class 2-A7       $      0.00
     Class 1-A8       $     0.00      Class 2-A8       $      0.00
     Class 1-A9       $     0.00      Class 2-A9       $      0.00
     Class 1-A10      $     0.00      Class 2-A10      $      0.00
     Class 1-A11      $     0.00      Class 2-PO       $      0.00
     Class 1-A12      $     0.00      Class 2-M        $      0.00
     Class 1-A13      $     0.00      Class 2-B1       $      0.00
     Class 1-A14      $     0.00      Class 2-B2       $      0.00
     Class 1-A15      $     0.00      Class 2-B3       $      0.00
     Class 1-A16      $     0.00      Class 2-B4       $      0.00
     Class 1-A17      $     0.00      Class 2-B5       $      0.00
     Class 1-PO       $     0.00
     Class 1-M        $     0.00
     Class 1-B1       $     0.00
     Class 1-B2       $     0.00
     Class 1-B3       $     0.00
     Class 1-B4       $     0.00
     Class 1-B5       $     0.00
     Class 1-R        $     0.00
     Class 1-RL       $     0.00

     20.  Certificate Interest Rate of:

          Class 1-A11A....................       0.00000000%
          Class 1-A11B....................       0.00000000%
          Class 1-S.......................       0.34703000%
          Class 2-S.......................       0.51485700%

B.   Other Amounts for such Distribution Date:
                                                       Pool 1         Pool 2
                                                       ------         ------
     1.  Senior Percentage:  ....................    95.70925900%   95.72104600%

     2.  Pool 1 Category A Group II Senior
         Percentage:  ...........................    20.14435900%       N/A

     3.  Class 1-A12 Percentage:.................    10.54744400%       N/A

     4.  Class 2-A1 Percentage:..................         N/A       10.51804800%

     5.  Class 2-A2 Percentage:..................         N/A        5.25902400%

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     6.  Senior Prepayment Percentage:  .........   100.00000000%  100.00000000%

     7.  Junior Percentage:  ....................     4.29074100%    4.27895400%

     8.  Junior Prepayment Percentage:  .........     0.00000000%    0.00000000%

     9.  Subordinate Certificate Writedown:  .... $         0.00  $         0.00

     10.  Prepayment Triggers satisfied:
                                    YES            NO
                                    ---            --
          Class 1-B1.................X
          Class 1-B2.................X
          Class 1-B3.................X
          Class 1-B4.................X
          Class 1-B5.................X
          Class 2-B1.................X
          Class 2-B2.................X
          Class 2-B3.................X
          Class 2-B4.................X
          Class 2-B5.................X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                  GE CAPITAL MORTGAGE SERVICES, INC.



                                  By:    /s/ Karen Pickett
                                  ------------------------------------
                                  Name:    Karen Pickett
                                  Title:   Vice-President,
                                           Investor Operations